SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported)
November 23, 1998



                       SPRINT CORPORATION
     (Exact name of Registrant as specified in its charter)

          Kansas                  0-4721                   48-0457967
(State of Incorporation)   Commission File Number)      (I.R.S.Employer
                                                       Identification No.)


   2330 Shawnee Mission Parkway, Westwood, Kansas            66205
     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (913) 624-3000



 (Former name or  former address, if changed since last report)


          P. O. Box 11315, Kansas City, Missouri 64112
        (Mailing address of principal executive offices)

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ITEM 2.  Acquisition or Disposition of Assets

     On November 23, 1998, Sprint Corporation ("Sprint") completed the acquisition of 100% of the ownership and control of the wireless telephony businesses operating under the Sprint PCS (Registered) brand name (other than a 40.8% minority interest in the wireless telephone business that serves the Los Angeles, San Diego and Las
Vegas areas) and the tax-free recapitalization of Sprint's outstanding publicly-traded common stock into two newly created classes of Sprint common stock: PCS Common Stock and FON Common
Stock.

     Sprint acquired the respective interests in Sprint Spectrum Holdings Company, Inc. and MinorCo, L.P. held by each of the following companies (collectively referred to as the "Cable Partners"): TCI Spectrum Holdings, Inc. (a subsidiary of Tele-Communications, Inc. ("TCI")), Comcast Telephony Services, Inc. and COM Telephony Services, Inc. (subsidiaries of Comcast Corporation ("Comcast")) and Cox Telephony Partners, Inc. and Cox Communications Wireless, Inc. (subsidiaries of Cox Communications Inc. ("Cox")). Sprint also acquired the interests of TCI and Cox in PhillieCo Partners I, L.P. and PhillieCo Partners II, L.P.

     The acquisition was completed through the merger of each of the Cable Partners with newly created subsidiaries of Sprint, and each share of common stock of the respective Cable Partners was converted into shares of PCS Common Stock, $1.00 par value per share -- Series 2 ("Series 2 PCS Stock").

     As consideration for these transactions, subsidiaries of TCI received 98,563,924 shares of Series 2 PCS Stock and 6,291,314 warrants to purchase Series 2 PCS Stock; a subsidiary of Comcast received 47,248,435 shares of Series 2 PCS Stock and 3,015,858 warrants to purchase Series 2 PCS Stock; and subsidiaries of Cox received 49,281,981 shares of Series 2 PCS Stock and 3,145,658 warrants to purchase Series 2 PCS Stock. The amount of the consideration was derived through arm's length negotiations.


ITEM 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Sprint Spectrum Holding Company combined with MinorCo and PhillieCo (filed as part of Exhibit
               99.1 to Sprint Corporation Current Report on Form 8-K dated November 2, 1998, and incorporated herein by reference).

     (b)(2a)   PCS Group Unaudited Pro Forma Condensed Combined
               Financial Statements (filed as part of Exhibit 99.1 to Sprint Corporation Current Report on Form 8-K dated November 2, 1998, and incorporated herein by reference).

     (b)(2b) Sprint Corporation Unaudited Pro Forma Condensed Combined Financial Statements (filed as part of
               Exhibit 99.1 to Sprint Corporation Current Report on Form 8-K dated November 2, 1998, and incorporated herein by reference).

(c)  Exhibits

     (2) Restructuring and Merger Agreement By and Among Sprint Corporation, Tele-Communications, Inc., Comcast Corporation, Cox Communications, Inc. and certain of their subsidiaries, dated as of May 26, 1998 (filed as Exhibit 2 to Sprint Corporation Current Report on Form 8-K dated May 26, 1998 and incorporated herein by reference).

     (4A) The rights of Sprint's equity security holders are defined in Article Fifth, Article Sixth, Article Seventh and Article Eighth of the Articles of Incorporation of Sprint Corporation. The Articles are filed as Exhibit 4A to Post-Effective Amendment No. 2 to Sprint Corporation's Registration Statement on Form S-3 (No. 33-58488) and incorporated herein by reference.

     (4B) Rights Agreement dated as of November 23, 1998, between Sprint Corporation and UMB Bank, n.a. (filed as Exhibit
          4.1 to Amendment No. 1 to Sprint Corporation's Registration Statement on Form 8-A relating to Sprint's PCS Group Rights, filed November 25, 1998, and incorporated herein by reference).

     (4C) Provisions regarding the Capital Stock Committee are set forth in Article IV, Section 13 of the Bylaws. The Bylaws are filed as Exhibit 4C to Post-Effective Amendment No. 2 to Sprint Corporation's Registration Statement on Form S-3 (No. 33-58488) and incorporated herein by reference.

     (4D) Tracking Stock Policies of Sprint Corporation (filed as
          Exhibit 4D to Post-Effective Amendment No. 2 to  Sprint
          Corporation's Registration Statement on Form  S-3  (No.
          33-58488) and incorporated herein by reference).

     (4E) Amended and Restated Standstill Agreement dated as of November 23, 1998, by and among Sprint Corporation, France Telecom S.A. and Duetsche Telekom AG (filed as
          Exhibit 4E to Post-Effective Amendment No. 2 to Sprint Corporation's Registration Statement on Form S-3 (No. 33-58488) and incorporated herein by reference).

     (23) Consent of Deloitte & Touche LLP.

                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              SPRINT CORPORATION


Date: December 8, 1998        By: /s/ Michael T. Hyde
                                   Michael T. Hyde, Assistant Secretary

                         EXHIBIT INDEX

Exhibit
Number    Description                                                Page


     (2) Restructuring and Merger Agreement By and Among Sprint Corporation, Tele-Communications, Inc., Comcast Corporation, Cox Communications, Inc. and certain of their subsidiaries, dated as of May 26, 1998 (filed as Exhibit 2 to Sprint Corporation Current Report on Form 8-K dated May 26, 1998 and incorporated herein by reference).

     (4A) The rights of Sprint's equity security holders are defined in Article Fifth, Article Sixth, Article Seventh and Article Eighth of the Articles of Incorporation of Sprint Corporation. The Articles are filed as Exhibit 4A to Post-Effective Amendment No. 2 to Sprint Corporation's Registration Statement on Form S-3 (No. 33-58488) and incorporated herein by reference.

     (4B) Rights Agreement dated as of November 23, 1998, between Sprint Corporation and UMB Bank, n.a. (filed as Exhibit
          4.1 to Amendment No. 1 to Sprint Corporation's Registration Statement on Form 8-A relating to Sprint's PCS Group Rights, filed November 25, 1998, and incorporated herein by reference).

     (4C) Provisions regarding the Capital Stock Committee are set forth in Article IV, Section 13 of the Bylaws. The Bylaws are filed as Exhibit 4C to Post-Effective Amendment No. 2 to Sprint Corporation's Registration Statement on Form S-3 (No. 33-58488) and incorporated herein by reference.

     (4D) Tracking Stock Policies of Sprint Corporation (filed as
          Exhibit 4D to Post-Effective Amendment No. 2 to  Sprint
          Corporation's Registration Statement on Form  S-3  (No.
          33-58488) and incorporated herein by reference).

     (4E) Amended and Restated Standstill Agreement dated as of November 23, 1998, by and among Sprint Corporation, France Telecom S.A. and Duetsche Telekom AG (filed as
          Exhibit 4E to Post-Effective Amendment No. 2 to Sprint Corporation's Registration Statement on Form S-3 (No. 33-58488) and incorporated herein by reference).

     (23) Consent of Deloitte & Touche LLP.